FORM 8K

                    SECURITIES AND EXCHANGE COMMISSION
                         Washington,  D.C.   20549


                              CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of
1934

                Date of Initial Report: September 18, 1997


                       GLOBAL VENTURE FUNDING, INC.
          (Exact Name of Registrant as Specified in its Charter)



     Colorado                  0-14213               84-0990371
(State or Other Juris  (Commission File Number)   (IRS Employer
diction of Incorporation)                      Identification
No.)



                       6965 El Camino Real, Suite 105-279
                          Carlsbad, California 92009
                 (Address of Principal Executive Offices)



     Registrant's telephone number, including area code:(760)436-5485

Former name or former address, if changed since last report: 628
Las Vegas Blvd., So  Las Vegas,  NV  89101


Item 1.        Changes in Control of Registrant.

               Not applicable.

Item 2.        Acquisition or Disposition of Assets.

               Not applicable.

Item 3.        Bankruptcy or Receivership.

               Not applicable.

Item 4.        Changes in Registrant's Certifying Accountants.

               Not applicable.

Item 5.        Other Events.

               Not applicable.

Item 6.        Resignation of Registrant's Directors.

               On September 12, 1997, Silas Phillips resigned as
             Director of the Registrant. The Registrant elected
             Dr. Mery Robinson as Director, Mr. Phillips currently serves as Secretary of the Registrant.

Item 7.        Financial Statements. Pro Forma Financial
               Information and Exhibits.

Item 8.        Change in Fiscal Year.

               Not applicable.

                                SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   GLOBAL VENTURE FUNDING, INC.



Date: Sept. 18, 1997               By:    /s/ Robert Brehm
                                      Robert Brehm
                                      President